                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]


                                  -----------


                              THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)


New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)


                                  -----------

                  CHANCELLOR MEDIA CORPORATION OF LOS ANGELES
              (Exact name of obligor as specified in its charter)


Delaware                                                    75-2451687
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                            Table of Co-Registrants


Amcast Radio Sales, Inc.                                      Delaware          13-3406436
The AMFM Radio Networks, Inc.                                 Delaware          52-2100851
Broadcast Architecture, Inc.                                  Massachusetts     04-3096275
Chancellor Media Air Services Corporation                     Delaware          75-2771440
Chancellor Media Corporation of California                    Delaware          59-2312787
Chancellor Media Corporation of Charlotte                     Delaware          62-1364794
Chancellor Media Corporation of Houston                       Delaware          75-2486583
Chancellor Media Corporation of Illinois                      Delaware          75-2490925
Chancellor Media Corporation of the Keystone State            Delaware          04-3221374
Chancellor Media Corporation of the Lone Star State           Delaware          99-0248294
Chancellor Media Corporation of Massachusetts                 Delaware          04-3216274

Chancellor Media Corporation of Miami                         Delaware          04-3216285
Chancellor Media Corporation of Ohio                          Delaware          75-2798586
Chancellor Media Corporation of St. Louis                     Delaware          75-2449637
Chancellor Media Corporation of Washington, D.C.              Delaware          75-2432561
Chancellor Media of Houston Limited Partnership               Delaware          75-2486577
Chancellor Media Licensee Company                             Delaware          75-2544625
Chancellor Media Martin Corporation                           Delaware          75-2779598
Chancellor Media MW Sign Corporation                          Delaware          75-2779602
Chancellor Media Nevada Sign Corporation                      Delaware          75-2788530
Chancellor Media Outdoor Corporation                          Delaware          75-2779605
Chancellor Media Pennsylvania License Corp.                   Delaware          04-3221375
Chancellor Media Radio Licenses, LLC                          Delaware          75-2779589
Chancellor Media/Riverside Broadcasting Co., Inc.             Delaware          13-2688382
Chancellor Media/Shamrock Broadcasting, Inc.                  Delaware          95-4068583
Chancellor Media/Shamrock Broadcasting of Texas, Inc.         Texas             71-0527506
Chancellor Media/Shamrock Radio Licenses, LLC                 Delaware          75-2779594
Chancellor Media/WAXQ Inc.                                    Delaware          13-3387794
Chancellor Media Whiteco Outdoor Corporation                  Delaware          75-2783296
Christal Radio Sales, Inc.                                    Delaware          13-2618663
Cleveland Radio Licenses, LLC                                 Delaware          75-2815879
Creative Resources, Inc.                                      Oklahoma          73-1484377
Dowling Company Incorporated                                  Virginia          54-0787845
Eastman Radio Sales, Inc.                                     Delaware          13-3581043
Hardin Development Corporation                                Florida           Pending
Katz Cable Corporation                                        Delaware          13-3814104
Katz Communications, Inc.                                     Delaware          13-0904500
Katz Media Corporation                                        Delaware          13-3779266
Katz Millennium Marketing, Inc.                               Delaware          13-3894491
KLOL License Limited Partnership                              Delaware          75-2486580
KZPS/KDGE License Corp.                                       Delaware          75-2449662
Lindsay Outdoor, Inc.                                         California        Pending
Martin Media                                                  California        77-0058488
The National Payroll Company, Inc.                            Delaware          13-3744365
Outdoor Promotions West, LLC                                  Delaware          22-3598746
Parsons Development Company                                   Florida           59-3500218
Radio 100, L.L.C.                                             Delaware          75-2759570
Revolution Outdoor Advertising, Inc.                          Florida           59-3418650
Scenic Outdoor Marketing & Consulting, Inc.                   California        Pending
Seltel Inc.                                                   Delaware          06-0963166
Transit America Las Vegas, LLC                                Delaware          88-0386243
Triumph Outdoor Holdings, LLC                                 Delaware          13-3990438
Triumph Outdoor Louisiana, LLC                                Delaware          52-2122268
Triumph Outdoor Rhode Island, LLC                             Delaware          05-0500914
WAXQ License Corp.                                            Delaware          75-2788524
WIOQ License Corp.                                            Delaware          36-3906002
WLTW License Corp.                                            Delaware          75-2788528
WTOP License Limited Partnership                              Delaware          75-2528718
Western Poster Service, Inc.                                  Texas             75-2084318
Zebra Broadcasting Corporation                                Ohio              34-1718078

Thomas O. Hicks
Chairman and Chief Executive Officer
Chancellor Media Corporation of Los Angeles
1845 Woodall Rodgers Freeway
Suite 1300
Dallas, Texas                                                    75201
(Address of principal executive offices)                         (Zip code)

                             ----------------------

                            8% Senior Notes Due 2008
                      (Title of the indenture securities)


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                                      -3-

1.      GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
TRUSTEE:

        (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

-------------------------------------------------------------------------------
                  Name                                        Address
-------------------------------------------------------------------------------
        Superintendent of Banks of the State of               2 Rector Street, New York,
        New York                                              N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York                      33 Liberty Plaza, New York,
                                                              N.Y.  10045

        Federal Deposit Insurance Corporation                 Washington, D.C.  20429

        New York Clearing House Association                   New York, New York   10005

        (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 29th day of April, 1999.


                                       THE BANK OF NEW YORK



                                       By:      /s/  REMO J. REALE
                                           ------------------------------------
                                           Name:     REMO J. REALE
                                           Title:    ASSISTANT VICE PRESIDENT

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                                                                      EXHIBIT 7

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                          Dollar Amounts
                                                                           in Thousands
ASSETS
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin .................   $  3,951,273
   Interest-bearing balances ..........................................      4,134,162
Securities:
   Held-to-maturity securities ........................................        932,468
   Available-for-sale securities ......................................      4,279,246
Federal funds sold and Securities purchased under
   agreements to resell ...............................................      3,161,626
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income .................................................37,861,802
   LESS: Allowance for loan and
     lease losses ..............................................619,791
   LESS: Allocated transfer risk
     reserve .....................................................3,572
   Loans and leases, net of unearned income,
     allowance, and reserve ...........................................     37,238,439
Trading Assets ........................................................      1,551,556
Premises and fixed assets (including capitalized
   leases) ............................................................        684,181
Other real estate owned ...............................................         10,404
Investments in unconsolidated subsidiaries and
   associated companies ...............................................        196,032
Customers' liability to this bank on acceptances
   outstanding ........................................................        895,160
Intangible assets .....................................................      1,127,375
Other assets ..........................................................      1,915,742
                                                                          ------------
Total assets ..........................................................   $ 60,077,664
                                                                          ============

LIABILITIES
Deposits:
   In domestic offices ................................................   $ 27,020,578
   Noninterest-bearing ......................................11,271,304
   Interest-bearing .........................................15,749,274
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs ...........................................     17,197,743
   Noninterest-bearing .........................................103,007
   Interest-bearing .........................................17,094,736
Federal funds purchased and Securities sold under
   agreements to repurchase ...........................................      1,761,170
Demand notes issued to the U.S. Treasury ..............................        125,423
Trading liabilities ...................................................      1,625,632
Other borrowed money:
   With remaining maturity of one year or less ........................      1,903,700
   With remaining maturity of more than one year
     through three years ..............................................              0
   With remaining maturity of more than three years ...................         31,639
Bank's liability on acceptances executed and
   outstanding ........................................................        900,390
Subordinated notes and debentures .....................................      1,308,000
Other liabilities .....................................................      2,708,852
                                                                          ------------
Total liabilities .....................................................     54,583,127
                                                                          ============

EQUITY CAPITAL
Common stock ..........................................................      1,135,284
Surplus ...............................................................        764,443
Undivided profits and capital reserves ................................      3,542,168
Net unrealized holding gains (losses) on
   available-for-sale securities ......................................         82,367
Cumulative foreign currency translation adjustments ...................        (29,725)
                                                                          ------------
Total equity capital ..................................................      5,494,537
                                                                          ------------
Total liabilities and equity capital ..................................   $ 60,077,664
                                                                          ============

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                              Thomas J. Mastro

         We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Reyni                    )
Gerald L. Hassell                  )                              Directors
Alan R. Griffith                   )


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